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                                                               EXHIBIT 10.51

                                 FIRST AMENDMENT
                                       TO
                                     WARRANT

         THIS FIRST AMENDMENT TO WARRANT ("Amendment") is entered into as of June 29, 1998 between HA-LO INDUSTRIES, INC., an Illinois corporation (the "Corporation"), and Montgomery Ward & Co. Incorporated, an Illinois corporation (the "Holder").

                                    RECITALS

         A. Pursuant to that certain Warrant, dated January 10, 1996 (the "Warrant"), the Corporation granted to the Holder the right to purchase 345,946 shares of the Corporation's Common Stock, no par value (the "Common Stock"), on specified terms and conditions.

         B. Pursuant to the adjustment provisions of the Warrant, but subject to the vesting provisions of the Warrant, the Warrant is currently exercisable for an aggregate of 648,162 shares of Common Stock at a Warrant Price (as such term is defined in the Warrant) of $3.56.

         C. The Corporation and the Holder desire to amend the Warrant in certain respects as set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. AMENDMENTS. Effective as of the date hereof, the Warrant is hereby amended as follows:

            (a) Notwithstanding the terms of Section 1.2 of the Warrant, the right to purchase 57,658 shares of the Common Stock scheduled to vest on January 11, 1998 upon the satisfaction of certain performance standards set forth in the Warrant shall, notwithstanding the failure to satisfy such performance standards, be deemed fully vested.

            (b) All references to "$15,000,000" in Sections 1.2(a) and 1.2(b) of the Warrant are hereby deleted and "$8,000,000" is hereby substituted in lieu thereof.

            (c) Section 1.3(b) of the Warrant is hereby deleted in its entirety.

         2. REFERENCES TO AND EFFECT ON WARRANT.

            (a) On and after the date hereof, each reference in the Warrant to "this Warrant", "hereunder", "hereof", "herein" or words of similar import shall mean and


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                  shall be a reference to the Warrant as amended hereby.

            (b) Except as specifically set forth in this Amendment, the Warrant shall remain in full force and effect and is hereby ratified and confirmed.

         3. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         5. ENTIRE AGREEMENT. This Amendment, together with the Warrant, constitute the entire agreement of the parties and supersedes all prior agreements and understandings, written or oral, relating to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have accepted and executed this Amendment on and as of the date set forth above.


                                HA-LO INDUSTRIES, INC.


                                By:
                                   -------------------------------------
                                Its:
                                    ------------------------------------


                                MONTGOMERY WARD & CO. INCORPORATED


                                By:
                                   -------------------------------------
                                Its:
                                    ------------------------------------


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